================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 28, 2000




                                 U S WEST, Inc.
             (Exact name of registrant as specified in its charter)




 A Delaware Corporation        Commission File IRS       Employer Identification
(State of Incorporation)         Number 1-14087                No. 84-0953188




                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)


            (The Exhibits index is located on page 2 of this report)

================================================================================

Item 5.       Other Events

              On April 28, 2000, U S WEST, Inc. released its first quarter earnings results. The release and financial statements are attached hereto as Exhibits.


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         The following exhibits are filed as part of this current report on Form 8-K:

Exhibit Number Exhibit

27             Financial Data Schedule

99.1 Press Release issued April 28, 2000 concerning the earnings results of U S WEST, Inc. for the first quarter of 2000.

99.2 Unaudited Pro Forma Consolidated Statements of Income of U S WEST, Inc. for the quarters ended March 31, 1999 and 2000, respectively, filed in connection with the Press Release dated April 28, 2000.

99.3 Unaudited Pro Forma Earnings Normalization Schedule of U S WEST, Inc. for the quarters ended March 31, 1999 and 2000, respectively, filed in connection with the Press Release dated April 28, 2000.

99.4 Unaudited Consolidated Balance Sheets of U S WEST, Inc. for the quarter ended March 31, 2000, and the year ended December 31, 1999, respectively, filed in connection with the Press Release dated April 28, 2000.

99.5 Unaudited Consolidated Pro Forma Statements of Cash Flows of U S WEST, Inc. for the quarters ended March 31, 1999 and 2000, respectively, filed in connection with the Press Release dated April 28, 2000.

99.6 Unaudited Selected Consolidated Data of U S WEST, Inc. for the quarters ended March 31, 1999 and 2000, respectively, filed in connection with the Press Release dated April 28, 2000.

99.7 Unaudited Consolidated Statements of Operations of U S WEST Communications, Inc. for the quarters ended March 31, 1999 and 2000, respectively, filed in connection with the Press Release dated April 28, 2000.

99.8 Unaudited Consolidated Balance Sheets of U S WEST Communications, Inc. for the quarter ended March 31, 2000, and the year ended December 31, 1999, respectively, filed in connection with the Press Release dated April 28, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               U S WEST, Inc.

                                          By:  /s/ Thomas O. McGimpsey
                                               -------------------------
                                               Thomas O. McGimpsey
                                               Assistant Secretary

Dated:        April 28, 2000